CONVERTIBLE PROMISSORY NOTE

Dated  December 6, 2011                                                                               US $500,000.00

FOR VALUE RECEIVED, the undersigned Medytox Solutions, Inc. (“Company”), a Nevada corporation that maintains its principal place of business at 400 S. Australian Ave., Suite 800, West Palm Beach, Florida 33401 by this promissory note (“Note”) unconditionally promises to pay to Valley View Drive Associates, LLC, a New Jersey limited liability company with a principal place of business at c/o Mr. Robert Mendolia, 215 Valley View Drive, Franklin Lakes, New Jersey 07417 (“Lender”) or its designee, the principal sum of Five Hundred Thousand Dollars ($500,000.00) plus interest as hereinafter provided. The Company and Lender may be referred to collectively hereinafter as the “Parties”.

1.         Repayment.

(a)        The principal amount of this Note shall be repaid at the sum of Fifty Thousand Dollars ($50,000.00) per month, with the first payment becoming payable to Lender on March 31, 2012 and continuing on the last working day of each month thereafter for 10 months until January 31, 2013 (the “Maturity Date”).    The Parties acknowledge that this loan was funded on September 30, 2011, prior to the execution date of this Note and acknowledge that the initial interest payment in the amount of $8,334.00 was made on November 2, 2011.

(b)        Interest on the outstanding principal balance of this Note will be paid to the Lender at the rate of 20% per annum. Payments of interest will be made to the Lender monthly commencing on October 31, 2011 (retroactively) and continuing on the last working day of each month thereafter until the Maturity Date.  Each interest payment shall be calculated against the outstanding balance of the Note at the close of business on that day until the Note is repaid in full. Interest on this Note shall be calculated on the basis of a 30-day month and a 360 day year for the actual number of days elapsed.

(c)        On the Maturity Date, the then unpaid principal balance of this Note, together with all accrued and unpaid interest, costs, fees and expenses due and payable under this Note shall be due and payable in full.

(d)        All principal and interest payable under this Note is payable in lawful money of the United States of America in immediately available funds without deduction for or on account of any present or future taxes, duties, or other charges levied or imposed on this Note or the proceeds hereof or on the holder hereof by the government of the United States of America or any political subdivision or taxing authority thereof.

2.         Prepayment.  This Note may be prepaid in whole or in part, at any time and from time to time, without premium or penalty.  Any such prepayment(s) shall be applied in inverse order of maturity, that is to the last not the next payment of principal and interest due under this Note.

____________________________________________________________________________

3.         Security.  This Note is secured by a security interest in and lien against the Company’s accounts receivable and all proceeds thereof, and the accounts receivable and all proceeds thereof of two (2) of the Company’s wholly-owned subsidiaries, Medytox Medical Management Solutions Corp. (“Medytox MMSC”) and Medytox Institute of Laboratory Medicine, Inc. (“Medytox LMI”, and collectively with Medytox MMSC, the “Subsidiaries”), as set forth in that certain Security Agreement, dated of even date herewith, by Company and the Subsidiaries in favor of Lender (the “Security Agreement”).  Each of the Subsidiaries is benefitting from the loan from Lender in consideration for its agreement to grant the referenced security interest and lien.

4.         Conversion.

(a)        Lender shall have the right, at the Lender’s option, at any time prior to the payment in full of all amounts due under this Note to convert the principal and accrued and unpaid interest due and owing under this Note, in whole or in part, into common stock of the Company (the “Shares”) at an initial conversion price (the “Conversion Price”) of $2.50 per share, subject to adjustment as hereinafter provided.  The number of Shares issuable upon conversion of this Note shall equal the number obtained by dividing (a) the principal amount of the Note to be converted plus accrued and unpaid interest due thereon, by (b) the Conversion Price in effect on the date of conversion of this Note, in whole or in part (the “Conversion Date”).

(b)        Before converting all or a portion of this Note into Shares, Lender shall first surrender this Note at the office of the Company and shall give written notice by mail, postage prepaid, to the Company at its principal corporate office, of the election to convert the same pursuant to the rights granted herein.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the person or persons entitled to receive the Shares upon such conversion shall be treated for all purposes as the holder of such Shares as of such date.  If less than the entire principal outstanding balance of this Note immediately prior to such conversion is converted, the Company shall promptly issue a replacement note in the amount not then being converted, but otherwise on the terms and in the form hereof.  As soon as practicable after conversion of this Note into Shares as set forth above, the Company at its expense will cause to be issued in the name of, and delivered to, Lender, a certificate or certificates for the number of Shares to which Lender shall be entitled on such conversion (bearing such legends as may be required by applicable state and federal securities laws in the opinion of legal counsel for the Company), together with any other securities and property, if any, to which Lender is entitled on such conversion under the terms of this Note.

(c)        If the Company is a party to a consolidation, merger, transfer or lease of all or substantially all of its assets, the right to convert this Note into Shares may be changed into a right to convert it into the securities, cash or other assets of the Company received in any such transaction.

____________________________________________________________________________

 (d)       The Company will not issue a fractional share of common stock upon conversion of this entire Note.  Instead, the Company will deliver its check for the value of such fractional share.

(e)        Upon conversion of this Note, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of the Shares upon the conversion.

(f)        The Company shall reserve out of its authorized but unissued shares of common stock a sufficient number of shares of its common stock to permit the conversion of the entire principal amount of and all accrued interest on the Note.

(g)        All shares of common stock which may be issued upon conversion of the Note shall be fully paid and non‑assessable.

(h)        The Company will comply with all securities laws regulating the offer and delivery of the Shares upon conversion of the Note and will endeavor to list such shares on each national securities exchange or other exchange on which the common stock is listed.

(i)         If the Company:

(1)              pays a dividend or makes a distribution on its common stock in shares of its common stock;

(2)              subdivides its outstanding shares of common stock into a greater number of shares;

(3)              combines its outstanding shares of common stock into a smaller number of shares;

(4)              makes a distribution on its common stock in shares of its capital stock other than common stock; or

(5)              issues by reclassification of its common stock any shares of its capital stock;

then the conversion privilege and the Conversion Price in effect immediately prior to such action shall be adjusted so that the Lender shall thereafter receive the number of shares of common stock of the Company equal to the number of shares of common stock which Lender would have owned immediately following such action if Lender had converted the Note immediately prior to such action.  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

(j)     In the event that the Company intends to sell or issue common stock at a price per share which is less than $2.50 per share (as adjusted pursuant to the terms hereof) except for any stock issued to Richard Mendolia, the Conversion Price shall be immediately adjusted so that such Conversion Price shall equal the new price per share at which the Company intends to sell or issue its common stock.  In such event,

____________________________________________________________________________

the Company shall issue a supplement to this Note to Lender.  For purposes of this Section, the price per share with respect to the sale or issuance of common stock shall also refer to the exercise or conversion price of any security which may be exercised for or converted into shares of such common stock.

(k)    No adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least one (1%) percent in the Conversion Price.  Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

(l)     No adjustment need be made: (a) for rights to purchase Company common stock pursuant to a Company plan for reinvestment of dividends or interest; (b) for those shares of common stock issuable to Sharon Hollis (100,000 shares of common stock), Debra Boccarossa (10,000 shares of common stock), and Edward Klapp (25,000 shares of common stock), upon the exercise by such persons of those stock options held by them on the date hereof; and (c) for a change in the par value or no par value of the Company’s common stock.  To the extent the Note becomes convertible into cash, no adjustment need be made thereafter as to the cash.  Interest will not accrue on such cash.

(m)   Whenever the Conversion Price is adjusted, the Company shall promptly mail to Lender a notice of the adjustment.  The Company shall furnish to Lender a certificate from the Company’s independent public accountants briefly stating the facts requiring the adjustments and the manner of computing it.

(n)    If (i) the Company takes any action that would require an adjustment in the Conversion Price pursuant to paragraphs (i), (j) or (k), or (ii) there is a liquidation or dissolution of the Company, the Company shall mail to Lender a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation, or dissolution.  The Company shall mail the notice at least fifteen (15) days before such date.

In addition, when the Company takes any action which would require a supplemental Note pursuant to paragraph (j) and which requires approval of the Company’s stockholders, the Company shall mail to Lender a copy of the notice given to the stockholders at the time such notice is mailed to the stockholders.

(o)    If the Company is a party to a transaction subject to paragraph (c) or a merger which reclassifies or changes any of its outstanding stock which has been approved by Lender, the person obligated to deliver securities, cash or other assets to the stockholders of the Company shall enter into a supplemental Note in any such transaction, pursuant to which it agrees to be bound by the terms of this Note. The supplemental Note shall provide that Lender may convert it into the kind and amount of securities, cash or other assets which it would have owned immediately after the consolidation, merger or transfer if Lender had converted the Note immediately before the effective date of the transaction.  The supplemental Note

____________________________________________________________________________

shall provide for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section.  The successor Company shall mail to Lender a notice briefly describing the supplemental Note.

5.         Piggy-Back Registration Rights.

(a)    If the Company at any time proposes to register any of its securities under the Securities Act of 1933, as amended (the “Securities Act”) by registration on Forms S‑1 or S‑3 or any successor or similar form(s) of general application, whether or not for sale for its own account, it shall give prompt written notice to Lender of its intention to do so and of Lender’s rights under this Note.  Upon the written request of Lender specifying the number of Shares intended to be disposed of by Lender, made within twenty (20) days after the receipt of any such notice (ten (10) days if the Company gives telephonic notice to Lender, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), which request shall specify the Shares intended to be disposed of by Lender, the Company shall use its reasonable best efforts to effect the registration under the Securities Act of all Shares which the Company has been so requested to register by Lender, to the extent requisite to permit the disposition (in accordance with the Company’s intended method) of such Shares to be so registered.  If the Company thereafter determines for any reason not to register or to delay registration of such Shares, the Company may, at its election, give written notice of such determination to Lender and thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register the Shares in connection with such registration (but not from its obligation to pay the Registration Expenses (as hereafter defined) in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Shares for the same period as the delay in registering such other securities.  The Company shall pay all Registration Expenses in connection with each registration of Shares requested pursuant to this Note.  For purposes hereof, “Registration Expenses”means all expenses incident to the Company’s performance of or compliance with the registration rights set forth in this Note, including, without limitation, all registration, filing and listing fees, all fees and expenses of complying with securities or blue sky laws, all fees and expenses of listing the Shares being registered on any securities exchange, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or “comfort” letters required by or incidental to such performance and compliance, the reasonable fees and disbursements of any one counsel retained by the Lender and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, attributable to securities sold by the Lender, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

(b)  In a registration pursuant to this Note involving a firm commitment underwritten offering, whether or not for sale for the account of the Company, if the managing underwriter of such

____________________________________________________________________________

underwritten offering shall inform the Company by letter of its belief that the number of securities requested by stockholders to be included in such registration would substantially interfere with its ability to effect such offering in accordance with the intended method thereof (such letter to state the basis of such belief and the approximate number of such securities that may be distributed without such effect), then the number of securities requested to be registered by the Lender shall be allocated: (i) first, to any shares of common stock the Company wishes to include in any such registration; and (ii) second, to the shares of common stock of the Company held by Lender.

The Company shall so advise Lender of the number of Shares that may be included in the registration and underwriting.  If Lender disapproves of the terms of  any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter.  Any Shares excluded or withdrawn from such underwriting shall be withdrawn from such registration.

6.         Waiver of Rights. The Company hereby waives diligence, presentment, demand, protest and notice of protest, demand and dishonor, and nonpayment of this Note.

7.         Waivers.  No delay or omission on the part of the holder herein exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note, nor shall any waiver on one occasion be construed as a bar to or waiver of any such right on any future occasion. No waiver shall be effective unless in writing and signed by the holder hereof.

8.         Default and Remedies on Default.

(a)        The outstanding principal balance of this Note, together with all accrued and unpaid interest thereon shall be immediately due and payable upon the occurrence of an Event of Default (as hereinafter defined).  In addition, upon an Event of Default, interest on the remaining unpaid amounts under this Note shall accrue interest at the rate of 25% per annum from the date of such Event of Default until the remaining unpaid amounts due under this Note are paid in full.

(b)        For the purposes of this Note, “Event of Default” means any one or more of the following events: (a) the failure of Company to make any payments required hereunder within five (5) days of the date due, without the necessity for any presentment, demand or further notice whatsoever; (b) if Company shall make an assignment for the benefit of creditors; (c) if Company shall be adjudicated bankrupt or insolvent, or if any petition for bankruptcy pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Company; however, if such adjudication, petition or proceeding was involuntary and was not consented to by Company, upon the same not being discharged, stayed or dismissed within forty-five (45) days; (d) the occurrence of an Event of Default under that certain Convertible Promissory Note, dated the date hereof, by Company in favor of Lender in the original principal amount of $500,000; (e) the occurrence of an Event of Default under that certain Investment Agreement, dated the date hereof, by and between Company and Lender; or (f) the occurrence of an Event of Default under the Security Agreement.

____________________________________________________________________________

 (c)       Acceleration of maturity, once claimed by Lender, may, at Lender’s option, be rescinded by written acknowledgment to such effect, but the tender and acceptance of partial payment or partial performance alone shall not in any way affect or rescind such acceleration or maturity, nor shall it constitute a waiver by Lender of the right to demand full payment of all amounts due and payable hereunder.

9.         Costs of Collection.  Company further agrees to pay all reasonable costs of collection, including reasonable attorneys’ fees (inclusive of any appellate or bankruptcy proceedings) in case any payment of principal or interest is not paid by the due date thereof, whether suit be brought or not.

10.       Securities Acknowledgment.  Lender acknowledges that this Note may be deemed a “security” as such term is defined under the Securities Act of 1933, as amended (the “Securities Act”), as well as various states’ securities laws and that such Note will not be registered under the Securities Act, or any other states’ securities laws on the grounds that the transaction in which this Note is issued qualifies for applicable exemptions from the securities registration requirements of such statutes.  The exemptions being claimed include, but are not necessarily limited to, those available under Section 4(2) of the Securities Act and state securities laws. The reliance by the Company upon the exemptions from the securities registration requirements of the federal and state securities laws is predicated in part on the representations of Lender set forth in this Note.

11.       Lender Representation.  Lender represents to the Company that Lender is a “sophisticated investor” as such term is construed under state and federal securities laws and Lender hereby releases, acquits and hold harmless the Company, its officers, directors, employees, agents, representatives and assigns and those acting in concert or participation with them from any and all matters having to do with the lack of registration of this Note under state and federal securities laws and, further, covenants not to sue the Company, its officers, directors, employees, agents, representatives and assigns and those acting in concert or participation with them regarding any matters relating to the lack of registration of this Note and the claim under federal and state law of the private offering exemption.

12.       Notices.  Any notices required under this Note shall be sent to the addresses set forth above, by certified mail return receipt requested, postage prepaid, or by Federal Express or other nationally recognized overnight or international courier, and shall be deemed received three (3) days after posting, if sent by certified mail and one (1) day after delivery to an overnight courier, if so delivered and three (3) days after delivery to an international courier, if so delivered outside the United States.

13.       Amendment.  This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of the Company or the Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

14.       Liability.  The liability of the Company to the Lender shall be absolute and unconditional and without regard to the liability of any other party.  The Company agrees that it has no defense, right to

____________________________________________________________________________

offset or counterclaim as against the Lender, and shall have no right of set-off with respect to any obligation to or of the Lender.

15.       Binding Effect.  Whenever used herein, the words “Company” and “Lender” shall include their respective successors and assigns.  This Note shall be binding on Company and its successors and assigns, and shall inure to the benefit of Lender and its manager(s), member(s), legal representatives, beneficiaries and assigns.

16.       Governing Law; Jurisdiction.  This Note shall be governed by and construed solely and exclusively in accordance with the laws of state of Florida without regard to any statutory or common-law provision pertaining to conflicts of laws.  The Parties agree that courts of competent jurisdiction in  Palm Beach County, Florida shall have exclusive jurisdiction with respect to any dispute, controversy or action arising out of or under this Note.  Company and Lender agree to submit to the personal jurisdiction of such courts.  The Lender waives any claim that Lender may have that any of the foregoing courts is an inconvenient forum.

[remainder of page intentionally left blank]

____________________________________________________________________________

IN WITNESS WHEREOF, the Company and Lender have executed this Convertible Promissory Note as of the date set forth below.

MEDYTOX SOLUTIONS, INC.

By: /s/: William Forhan                                               Date: December 6, 2011

       William Forhan, Chief Executive Officer

VALLEY VIEW DRIVE ASSOCIATES, LLC:

By: /s/: Richard Mendolia                                           Date:    December 6, 2011

      (Signature)

Name:  Richard Mendolia                                           Title:

            (Print)

____________________________________________________________________________